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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 28, 2000

                           priceline.com Incorporated
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             (Exact name of registrant as specified in its charter)

         Delaware                     0-25581                  06-1528493
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(State or other Jurisdiction  (Commission File Number)       (IRS Employer
of Incorporation)                                          Identification No.)

             800 Connecticut Avenue, Norwalk, Connecticut   06854
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                     (Address of principal office)        (zip code)

               Registrant's telephone number, including area code
                                 (203) 299-8000

                                       N/A
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          (Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS.

      On December 28, 2000, the Board of Directors of priceline.com Incorporated, a Delaware corporation, announced that Jay S. Walker, who had been the vice chairman of the Board of Directors, was stepping down from the Board of Directors effective December 31, 2000. The information set forth above is qualified in its entirety by reference to the press release issued by priceline.com on December 28, 2000, a copy of which is attached hereto as
Exhibit 99.1 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      c. Exhibits

      99.1  Press Release issued by priceline.com on December 28, 2000
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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    PRICELINE.COM INCORPORATED


                                    By: /s/ JEFFERY BOYD
                                        -------------------------
                                        Name: Jeffery Boyd
                                        Title: Chief Executive Officer
December 29, 2000
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                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION
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99.1              Press Release issued by priceline.com on December 28, 2000